                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              Old National Bancorp
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                              OLD NATIONAL BANCORP
                                420 MAIN STREET
                           EVANSVILLE, INDIANA 47708
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

    Notice is hereby given that the Annual Meeting of Shareholders of Old National Bancorp (the "Company") will be held on Thursday, April 19, 2001 at 10:30 a.m., Evansville time, at The Centre, 715 Locust Street, Evansville, Indiana.

The Annual Meeting will be held for the following purposes:

1. ELECTION OF DIRECTORS. Election of a Board of Directors consisting of sixteen Directors to serve for one year and until the election and qualification of their successors.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS. Ratification of the appointment of PricewaterhouseCoopers LLP, Chicago, Illinois, as independent accountants of the Company and its affiliates for the fiscal year ending December 31, 2001.

3. OTHER BUSINESS. Such other matters as may properly come before the meeting or any adjournments and postponements thereof.

    Shareholders of record at the close of business on February 12, 2001, are entitled to notice of and to vote at the Annual Meeting.

                                            By Order of the Board of Directors
                                            Jeffrey L. Knight
                                            Corporate Secretary
March 9, 2001

                                   IMPORTANT

PLEASE VOTE YOUR PROXY PROMPTLY BY MAIL OR BY INTERNET. IF YOU DO NOT VOTE BY INTERNET AND IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              OLD NATIONAL BANCORP
                                420 MAIN STREET
                           EVANSVILLE, INDIANA 47708

                                PROXY STATEMENT

    This proxy statement is furnished to the shareholders of Old National Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, April 19, 2001 at 10:30 a.m., Evansville time, at The Centre, 715 Locust Street, Evansville, Indiana, and at any and all adjournments or postponements of such meeting. A Notice of Annual Meeting of Shareholders and form of proxy accompany this proxy statement.

    Any shareholder giving a proxy has the right to revoke it in person at the meeting or by a written notice delivered to the Corporate Secretary of the Company, P.O. Box 718, Evansville, Indiana 47705-0718, at any time before such proxy is exercised. All proxies will be voted in accordance with the directions of the shareholder giving such proxy. To the extent no directions are given, Proxies will be voted "FOR" the election of the persons named as nominees in the proxy statement as Directors of the Company, and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company and its affiliates for the fiscal year ending December 31, 2001. With respect to such other matters that may properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

    The complete mailing address of the principal executive office of the Company is Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718. The approximate date on which this proxy statement and form of proxy for the 2001 Annual Meeting of shareholders are first being sent or given to shareholders of the Company is March 9, 2001.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

    Only shareholders of the Company of record at the close of business on February 12, 2001, will be eligible to vote at the Annual Meeting or at any adjournment or postponement thereof.

    The voting securities of the Company entitled to be voted at the Annual Meeting consist only of common stock, without par value, of which 59,824,303 shares were issued and outstanding on the record date of February 12, 2001. All references in this proxy statement to shares of common stock of the Company on the record date have been adjusted to include the shares of common stock issued on January 30, 2001, in connection with the Company's 5% stock dividend. The Company has no other class of stock that is outstanding. Each shareholder of record on the record date will be entitled to one vote for each share of common stock registered in the shareholder's name.

    As of February 12, 2001, to the knowledge of the Company, no person or firm other than the Company beneficially owned more than 5% of the common stock of the Company outstanding on that date. As of February 12, 2001, no individual director, nominee, or officer beneficially owned more than 5% of the common stock of the Company outstanding.

    As of February 12, 2001, to the knowledge of the Company, only the Company beneficially owned more than 5% of the outstanding common stock of the Company. The Company owned 5,406,583 shares of common stock of the Company which constituted 9.04% of the outstanding common stock of the Company on that date. These shares are held in various fiduciary capacities through the Company's wholly-owned trust companies.

                         ITEM 1. ELECTION OF DIRECTORS

    The first item to be acted upon at the Annual Meeting of Shareholders will be the election of sixteen Directors to the Board of Directors of the Company. Each of the persons elected will serve a term of office for one year and until the election and qualification of his or her successor.

    If any Director nominee named in this proxy statement shall become unable or decline to serve (an event which the Board of Directors does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board of Directors, if the Board determines to fill such nominee's position. Unless authorization is withheld, the enclosed proxy, when properly signed and returned, will be voted "FOR" the election as Directors of all of the nominees listed in this proxy statement.

    Pages two through six contain the following information regarding each Director nominee of the Company: name; principal occupation or business experience for the last five years (for principal occupation for the last five years of Directors who are also Executive Officers, see page six) age; the year in which the nominee first became a Director of the Company; the number of shares of common stock of the Company beneficially owned by the nominee as of February 12, 2001; and the percentage that the shares beneficially owned represent of the total outstanding shares of the Company as of February 12, 2001. The number of shares of common stock of the Company shown as being beneficially owned by each Director nominee includes those over which he or she has either sole or shared voting or investment power.


[DAVID L. BARNING                       [RICHARD J. BOND
PHOTO]                                  PHOTO]
DAVID L. BARNING                        RICHARD J. BOND
- CHAIRMAN, OHIO                        -COMMUNITY CHAIRMAN,
 VALLEY WIRELESS                         OLD NATIONAL BANK,
 (Cable TV and                           VINCENNES, INDIANA
 Internet Services)                      (AN AFFILIATE OF
- Age 67                                 THE COMPANY)
- Director since                        - Age 67
1982                                    - Director since
                                        1989

[ALAN W. BRAUN                          [WAYNE A. DAVIDSON
PHOTO]                                  PHOTO]
ALAN W. BRAUN                           WAYNE A. DAVIDSON
-PRESIDENT,                             - RETIRED
 INDUSTRIAL                             - Age 69
 CONTRACTORS, INC.                      - Director since
 (Construction)                         1993
- Age 56
- Director since
1988


[LARRY E. DUNIGAN     [DAVID E. ECKERLE     [ANDREW E. GOEBEL
PHOTO]                PHOTO]                PHOTO]
LARRY E. DUNIGAN      DAVID E. ECKERLE      ANDREW E. GOEBEL
- CHIEF EXECUTIVE     -COMMUNITY CHAIRMAN,  - PRESIDENT & COO,
  OFFICER, HOLIDAY      OLD NATIONAL BANK,    VECTREN
  MANAGEMENT COMPANY    JASPER, INDIANA       CORPORATION
  (Long Distance        (AN AFFILIATE OF      (Utility)
  Communication &       THE COMPANY)        - Age 53
  Internet Services)  - Age 57              - Director since
- Age 58              - Director since      2000
- Director since      1993
1982

[PHELPS L. LAMBERT    [RONALD B. LANKFORD   [LUCIEN H. MEIS]
PHOTO]                PHOTO]                LUCIEN H. MEIS
PHELPS L. LAMBERT     RONALD B. LANKFORD    -PRESIDENT, MEIS
- MANAGING PARTNER,   -RETIRED PRESIDENT &   VENTURES, INC.
 BUSH AND LAMBERT      COO, OLD NATIONAL     (Financial
 (Investments)         BANCORP               Investments)
- Age 53              - Age 67              - Age 66
- Director since      - Director since      - Director since
1990                  1994                  1985


[LOUIS L. MERVIS       [JAMES A. RISINGER     [JOHN N. ROYSE PHOTO]
PHOTO]                 PHOTO]                 JOHN N. ROYSE
LOUIS L. MERVIS        JAMES A. RISINGER      - RETIRED CHAIRMAN,
-PRESIDENT, MERVIS     -CHAIRMAN, PRESIDENT     OLD NATIONAL
  INDUSTRIES, INC.       & CEO, OLD NATIONAL    BANCORP
  (Steel Fabricating)    BANCORP; CHAIRMAN,   - Age 67
- Age 66                 PRESIDENT & CEO,     - Director since 1985
- Director since 1996    OLD NATIONAL BANK
                         (an Affiliate of
                         the Company)
                       - Age 52
                       - Director since 1997

[MAJORIE Z. SOYUGENIC  [KELLY N. STANLEY      [CHARLES D. STORMS
PHOTO]                 PHOTO]                 PHOTO]
MARJORIE Z. SOYUGENC   KELLY N. STANLEY       CHARLES D. STORMS
-PRESIDENT & CEO,      -PRESIDENT & CEO,      -PRESIDENT & CEO, RED
 WELBORN BAPTIST        ONTARIO CORPORATION    SPOT PAINT & VARNISH
 HOSPITAL               (Diversified           CO., INC.
 (1986-1999)            Technology/            (Manufacturer of
 - EXECUTIVE              Manufacturing          Industrial
   DIRECTOR, WBH          Company)               Coatings)
   EVANSVILLE, INC.,   - Age 57               - Age 57
   WELBORN             - Director since 2000  - Director since 1988
   FOUNDATION, INC.
   AND WELBORN
   BAPTIST
   FOUNDATION, INC.
  (1999 - Present)
  (Non-profit
   foundation)
- Age 60
- Director since 1993


                  COMMON STOCK BENEFICIALLY OWNED BY DIRECTORS
                             AND EXECUTIVE OFFICERS

    The following table sets forth information on the shares of common stock of the Company beneficially owned on February 12, 2001 by each Director and named Executive Officer and by all Directors and Executive Officers as a group.

                                      NUMBER OF SHARES        PERCENT OF
          NAME OF PERSON            BENEFICIALLY OWNED(1)    COMMON STOCK
          --------------            ---------------------    ------------
David L. Barning..................          247,718(2)              *
Richard J. Bond...................           83,747                 *
Alan W. Braun.....................          116,723                 *
Thomas F. Clayton.................           22,319(3)              *
Wayne A. Davidson.................           35,904                 *
Larry E. Dunigan..................          237,204(4)              *
David E. Eckerle..................           86,369(5)              *
Andrew E. Goebel..................            5,224                 *
Michael R. Hinton.................           30,208(6)              *
Phelps L. Lambert.................          189,980(7)              *
Ronald B. Lankford................           31,639                 *
Lucien H. Meis....................           85,876(8)              *
Louis L. Mervis...................            1,153(9)              *
Daryl D. Moore....................           18,530                 *
John S. Poelker...................            6,383                 *
James A. Risinger.................           41,650                 *
John N. Royse.....................          284,410(10)             *
Marjorie Z. Soyugenc..............          228,421(11)             *
Kelly N. Stanley..................           14,996(12)             *
Charles D. Storms.................           49,866(13)             *
Directors and Executive Officers
  as a Group (22 persons).........        1,845,252             3.08%

-------------------------
  *  Less than 1%

 (1) Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting and sole investment power with respect to the shares shown in the table to be owned by that person.

 (2) Includes 42,051 shares held by Betty J. Barning, Mr. Barning's spouse; 940 shares held by David Nicholas Kappler and David L. Barning and 712 shares held by Kerri R. Kappler and David Barning.

 (3) Includes 983 shares held by Susan Clayton, Mr. Clayton's spouse.

 (4) Includes 7,588 held by Kevin T. Dunigan Trust, Sharon Dunigan, trustee; 8,259 shares held by Derek L. Dunigan Trust, Sharon Dunigan, trustee; and 36,464 shares held by Larry E. and Sharon Dunigan.

 (5) Includes 707 shares held by David and Luella Eckerle and 19,911 shares held by Luella Eckerle, Mr. Eckerle's spouse.

 (6) Includes 5,017 shares held by Debbie Hinton, Mr. Hinton's spouse.

 (7) Includes 9,614 shares held by Carol M. Lambert, Mr. Lambert's spouse.

 (8) Includes 6,248 shares held by Alane Meis, Mr. Meis' spouse.

 (9) The Mervis Charitable Remainder Trust and the Ellen Joy Mervis Trust own 36,274 shares of common stock of the Company with respect to which Mr. Mervis disclaims beneficial ownership.

(10) Includes 3,104 shares held by Peg G. Royse, Mr. Royse's spouse.

(11) Includes 220,763 shares held by Rahmi Soyugenc, Ms. Soyugenc's spouse.

(12) Includes 164 shares held by Donna M. Stanley, Mr. Stanley's spouse.

(13) Includes 644 shares held by Christian Storms; 139 shares held by Elizabeth
     K. Storms, Mr. Storms' spouse; and 957 shares held by Katherine Storms.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The Executive Officers of the Company are listed in the table below. Each officer serves a term of office of one year and until the election and qualification of his successor.

       NAME            AGE                   OFFICE AND BUSINESS EXPERIENCE
       ----            ---                   ------------------------------
James A. Risinger      52     President of the Company since January 27, 2000, Chairman of the Board and Chief Executive Officer since 1998, Director since 1997, Executive Vice President from 1997 to 1998, and
                              Senior Vice President from 1993 to 1997.
William R. Britt       53     Senior Vice President of the Company since 1996 and Northern
                              Regional Executive since 1995. Currently, Community Chairman
                              & President of Old National Bank, Terre Haute, Indiana.
                              Chairman of Palmer American National Bank (Danville) 1990 to
                              1999, and President from 1990 to 1995.
Thomas F. Clayton      55     Executive Vice President of the Company since January 27,
                              2000, Southern Regional Executive from 1997 to 2000, and
                              Senior Vice President from 1991 to 2000.
Daryl D. Moore         43     Executive Vice President of the Company since January 25,
                              2001, Senior Vice President from 1996 to 2001, Vice
                              President from 1995 to 1996 and Chief Credit Officer since
                              1995. Executive Vice President and Chief Credit Officer of
                              Merchants National Bank (Terre Haute) from 1993 to 1995.
David E. Eckerle       57     Senior Vice President of the Company since January 27, 2000,
                              Central Regional Executive since 1995 and Director since
                              1993. Currently, Community Chairman of Old National Bank,
                              Jasper, Indiana.
Michael R. Hinton      46     Executive Vice President of the Company and Community
                              Chairman of Old National Bank, Evansville, Indiana since
                              January 27, 2000. President of Old National Bank
                              (Evansville) from 1993 to 2000.
John S. Poelker        58     Executive Vice President of the Company since January 27,
                              2000, Senior Vice President from 1998 to 2000, and Chief
                              Financial Officer since 1998. Previously, Chief Financial
                              Officer of American General Finance from 1996 to 1998, and
                              Chairman and Chief Executive Officer of Fleet Finance from
                              1993 to 1996.
Jeffrey L. Knight      41     Corporate Secretary of the Company since 1994 and General
                              Counsel since 1993.

                      COMMITTEES OF THE BOARD OF DIRECTORS

    The standing committees of the Board of Directors include an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and a Personnel Committee.

    When the Board is not in session, the Executive Committee has all of the power and authority of the Board except with respect to amending the Articles of Incorporation or By-Laws of the Company; approving an agreement of merger or consolidation; recommending to the shareholders the sale, lease or exchange of all or substantially all of the Company's property and assets; recommending to the shareholders a dissolution of the Company or a revocation of such dissolution; declaring dividends; or authorizing the issuance or reacquisition of shares. The Executive Committee did not meet in 2001 and currently does not have any permanent members.

    The principal duties of the Audit Committee are to nominate the independent accountants for appointment by the Board; to meet with the independent accountants to review and approve the scope of their audit engagement and the fees related to such work; to meet with the Company's financial management, internal audit management and independent accountants to review matters relating to internal accounting controls, the internal audit program, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company and its affiliates; and to report to the Board periodically any conclusions or recommendations the Audit Committee may have with respect to such matters. The members of the Audit Committee are Alan W. Braun (Chairman), David L. Barning, Larry E. Dunigan and Phelps L. Lambert. The Audit Committee held four meetings during 2000. At the end of each meeting, the members of the Audit Committee have the opportunity to meet privately with the Company's independent accountants with no officers or other personnel of the Company present.

    The principal duties of the Compensation Committee are to review corporate organizational structures; to review key employee compensation policies, plans and programs; to monitor performance and establish compensation of officers of the Company and other key employees; to prepare recommendations and periodic reports to the Board concerning such matters; and to function as the Committee administering the Company's Short Term Incentive Plan, Restricted Stock Plan, 1999 Equity Incentive Plan, Pension Restoration Plan and Deferred Compensation Plan. The current members of the Compensation Committee are Charles D. Storms (Chairman), Larry E. Dunigan, Andrew E. Goebel and Lucien H. Meis, none of whom is an officer or employee of the Company or any affiliate. The Compensation Committee met four times during 2000.

    The function of the Nominating Committee is to seek out, evaluate and recommend to the Board qualified nominees for election as Directors of the Company and to consider other matters pertaining to the size and composition of the Board. The members of the Nominating Committee are Charles D. Storms (Chairman), David L. Barning, Larry E. Dunigan, and Phelps L. Lambert. The Nominating Committee met one time in 2000. The Company's nomination procedures are governed by its By-Laws. Each year the Nominating Committee makes a recommendation to the entire Board of Directors of nominees for election as Directors. The Nominating Committee will review suggestions from shareholders regarding nominees for election as Directors. All such suggestions from shareholders must be submitted in writing to the Nominating Committee at the Company's principal executive office not less than 120 days in advance of the date of the annual or special meeting of shareholders at which Directors shall be elected. All written suggestions of shareholders must set forth (i) the name and address of the shareholder making the suggestion, (ii) the number and class of shares owned by such shareholder, (iii) the name, address and age of the suggested nominee for election as Director, (iv) the nominee's principal occupation during the five years preceding the date of suggestion, (v) all other information concerning the nominee as would be required to be included in the proxy statement used to solicit proxies for the election of the suggested nominee, and (vi) such other information as the Nominating Committee may reasonably request. A consent of the suggested nominee to serve as a Director of the Company, if elected, must also be included with the written suggestion.

    The function of the Personnel Committee is to review and approve changes in the Company's employee benefit programs, plans and policies relating to personnel issues. The members of the Personnel Committee are Marjorie Z. Soyugenc (Chairman), David L. Barning, Richard J. Bond, Alan W. Braun, Ronald B. Lankford, James A. Risinger, and Charles D. Storms. The Personnel Committee met two times during 2000.

                       MEETINGS OF THE BOARD OF DIRECTORS
                               AND DIRECTOR FEES

    The Board of Directors of the Company held six meetings during the fiscal year ended December 31, 2000. All incumbent Directors attended 75% or more of the aggregate of the 2000 meetings of the Board and of the Board Committees to which they were appointed.

    All Directors of the Company received an annual retainer of $8,000 for serving as Directors. Directors not otherwise employed by the Company also received $1,000 for each Board of Directors meeting attended and $500 for each Committee meeting attended. Directors serving as a Committee Chairman received an additional annual retainer of $1,500.

                          INDEPENDENT ACCOUNTANT FEES

AUDIT FEES

    PricewaterhouseCoopers LLP's fees for the calendar year 2000 audit and review of Form 10-Q were $327,650 of which an aggregate amount of $237,575 had been billed through December 31, 2000.

ALL OTHER FEES

    PricewaterhouseCoopers LLP's fees for the calendar year 2000 for non-audit services were $366,371.

                         REPORT OF THE AUDIT COMMITTEE

    This disclosure statement is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on April 27, 2000, which is attached to this proxy statement as Appendix I.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

    The Audit Committee is comprised of four members of the Board of Directors of the Company. All of the members of the Audit Committee are independent (as defined in the Company's listing requirements) from management and the Company.

REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS

    The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000, and the footnotes thereto with management and the independent accountants (PricewaterhouseCoopers LLP). In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement of Auditing Standards No. 61.

    The Audit Committee discussed with PricewaterhouseCoopers LLP the independence of such accountants from management and the Company, and received the written disclosures concerning PricewaterhouseCoopers LLP required by the Independence Standards Board to be made by PricewaterhouseCoopers LLP to the Company. The Audit Committee has also considered whether PricewaterhouseCoopers LLP's provision of non-audit services is compatible with maintaining their independence.

    The Audit Committee members do not have vested interests in the Company either through financial, family or other material ties to management which would hamper or influence their ability to evaluate objectively the propriety of management's accounting, internal control and reporting practices.

CONCLUSION

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities Exchange Commission. Submitted by,
Alan W. Braun, Chairman
David L. Barning
Larry E. Dunigan
Phelps L. Lambert

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is currently composed of four non-employee Directors who are not eligible to participate in any management compensation programs. The Committee is responsible for establishing all compensation for the Company's Executive Officers and for setting and administering the terms, policies and agreements related to other compensation components for the Company's Executive Officers. An independent compensation consulting firm, Hay Group, Inc., has been retained by the Company since 1982 to advise the Compensation Committee on all compensation matters.

COMPENSATION PRINCIPLES

    The Company's executive compensation program is structured to help the Company achieve its business objectives by:

    - setting levels of compensation designed to attract and retain superior executives in a highly competitive environment;

    - providing incentive compensation that varies directly with both Company financial performance and individual contribution to that performance; and

    - linking compensation to elements that affect short- and long-term stock performance.

    The Committee believes the most effective executive compensation program is one that provides incentives to achieve both current and long-term strategic management goals of the

Company, with the ultimate objective of enhancing shareholder value. In this regard, the Committee believes executive compensation should be comprised of cash and equity-based programs which reward performance not only as measured against the Company's specific annual and long-term goals, but also which recognize that the Company operates in a competitive environment and that performance should be evaluated as compared to industry peers. With respect to equity-based compensation, an integral part of the Company's compensation program is the Restricted Stock Plan, which encourages the ownership and retention of the Company's common stock by key employees. In April 1999, Old National Bancorp shareholders adopted an Equity Incentive Plan, which authorizes the Compensation Committee to grant Incentive and Non-Qualified Stock Options in addition to other forms of equity compensation. The Committee did not issue any stock option grants in 2000. The equity-based compensation plans ensure that employees have a meaningful stake in the Company, the ultimate value of which is dependent on the Company's continued long-term success, and that the interests of employees are thereby aligned with those of the shareholders.

SALARIES

    The Compensation Committee establishes the salary of the Chairman, President and CEO (hereinafter "Chairman"). The base salaries of the Company's next four highest paid Executive Officers are determined by the Compensation Committee with recommendations from the Chairman. The same compensation principles are applied in setting the salaries of all employees, including the Chairman, to ensure that salaries are fairly and competitively established. Salary ranges are determined for each executive position based upon survey data that is obtained from a relevant peer group and from the Hay Group, Inc. The Company uses the Hay Job Evaluation System to establish salary grades and ranges for each position based on the knowledge and problem-solving ability required to satisfactorily fulfill the position's assigned duties and responsibilities, its accountability and the impact on the operations and profitability of the Company. The Company's peer group consists of reasonably comparable regional bank holding companies. Relevant peer group data is used rather than the NASDAQ Bank Index because the peer group companies resemble more closely the asset size and operations of the Company. The peer group data is also used to validate and affirm recommendations presented by the Hay Group.

    From survey data, salary ranges are established each year for the Chairman and all other executive positions within the organization. These ranges are designed so that the mid-point of the salary range is approximately the 50th percentile of base salaries paid to comparable positions across a broad spectrum of comparable financial services companies. Within these established ranges, actual base salary adjustments are made periodically in accordance with the guidelines of the Company's salary administration program and performance review system. In 2000, the base salaries for the Executive Officers as a group and the Chairman were within the established salary ranges. Continuous outstanding performance over an extended period of time could result in a salary at the top end of the established range whereas undistinguished performance could result in compensation at the lower end of the range.

SHORT TERM INCENTIVE PLAN

    The Company implemented a Short Term Incentive Plan (the "STIP") for certain key officers in 1996. The STIP provides for the payment of additional compensation in the form of an annual cash incentive payment contingent upon the achievement of certain corporate goals and the achievement of certain business performance goals. The Plan uses various scorecards based on specific corporate and shareholder-related performance goals relating to earnings per share and operating income. Participants were assigned to one of the incentive scorecards based upon their area of responsibility and expected level of contribution to the Company's achievement of its corporate goals. The incentive award levels, based upon the Company's and an individual participant's performances, range from 7.5% to 82.5% of a participant's base salary. The STIP incentive award opportunity for the Chairman ranges from 27.5% to 82.5% of base salary.

    Each fiscal year the Compensation Committee establishes threshold (minimum), target and maximum performance levels under the STIP. If threshold performance is not achieved, there is no payment from the plan for that period, and if performance exceeds the threshold, actual incentive payments to participants are in proportion to the actual financial performance achieved compared to the performance goals. For 2000, the Company did not meet the earnings per share threshold, so there were no STIP payouts for the Chairman and the next four highest paid Executive Officers of the Company. (See Summary Compensation Table on page 13.)

RESTRICTED STOCK AWARDS

    Restricted stock awards are determined by the Compensation Committee. Awarded shares vest over a four-year period. In 2000, a total of 88,175 shares of common stock of the Company were awarded under the Restricted Stock Plan, including 21,300 shares which were awarded to the five most highly compensated Executive Officers. Shares of restricted stock already held by the Executive Officers as a group and the Chairman were not considered by the Compensation Committee in its 2000 award determination. The amount of restricted stock earned by Executive Officers on an annual basis under the plan is based upon the Company's earnings per share for the fiscal year compared to the target level established at the beginning of the fiscal year.

    Each participant is granted a restricted stock award opportunity based on the executive's position in the organization and scope of responsibilities. Each fiscal year the Compensation Committee establishes threshold (minimum), target and maximum performance levels under the Restricted Stock Plan. If threshold performance is not achieved, there is no payment from the plan for that period, and if performance falls below certain levels, unvested shares may be fully or partially forfeited. If performance exceeds the threshold level, actual awards to participants will vary with the actual performance achieved compared to the annual goals. Participants can earn up to 150% of their base award. In 2000, the earnings per share threshold performance requirement established by the Compensation Committee was not met so the restricted stock awards in 2000 to the Chairman and the next four highest paid Executive Officers of the Company were forfeited.

DISCUSSION OF 2000 COMPENSATION FOR THE CHAIRMAN

    Annually, the Compensation Committee receives an analysis from the Company's Vice President, Director of Human Resources, on all aspects of the Chairman's remuneration, including base salary, incentive opportunity, and the relationship of total compensation to the comparative survey data. When appropriate, the Compensation Committee may direct the Vice President, Director of Human Resources, to compile additional compensation information and comparisons. The Committee considers several factors in establishing the Chairman's compensation package. These include the Company's overall performance as measured by total shareholder return, adherence to the Company's strategic plan, and the development of sound management practices. These factors were considered by the Committee in evaluating an increase in the Chairman's base salary in 2000.

SUMMARY

    The Committee has determined that Old National Bancorp's Executive Total Compensation programs, plans and awards for 2000 are well within conventional standards of reasonableness and competitive necessity and are clearly within industry norms and practices.

    In establishing executive compensation programs in the future, the Compensation Committee will continue to focus on specific corporate goals designed to promote the overall financial success of the Company, such as earnings per share, operating income, credit quality and expense control, which are expected to improve the return on shareholders' equity.

    Submitted by:
    Charles D. Storms, Chairman
    Larry E. Dunigan
    Andrew E. Goebel
    Lucien H. Meis

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its affiliates, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and each of the next four most highly compensated Executive Officers of the Company in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL            LONG-TERM
                                            COMPENSATION        COMPENSATION
                                        --------------------    ------------
                                                                    (C)             (D)
                                          (A)         (B)        RESTRICTED      ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS      STOCK AWARDS    COMPENSATION
---------------------------     ----     ------      -----      ------------    ------------
James A. Risinger...........    2000    $505,627    $      0      $130,475        $72,847
Chairman, President & CEO       1999     430,006     289,448       144,018         38,700
                                1998     380,003     217,802        95,175         34,200
Thomas F. Clayton...........    2000    $275,621    $      0      $ 37,054        $34,524
Executive Vice President        1999     224,005     107,979        50,760         19,620
                                1998     212,093      98,593        49,916         18,540
Michael R. Hinton...........    2000    $275,621    $      0      $ 51,526        $25,575
Executive Vice President        1999     204,151      99,879        64,530         18,405
                                1998     181,887      65,781        65,914         16,370
Daryl D. Moore..............    2000    $210,018    $      0      $ 37,054        $28,570
Executive Vice President        1999     190,029      94,122        48,897         17,102
                                1998     170,019      96,816        43,791         17,552
John S. Poelker.............    2000    $270,005    $      0      $ 41,535        $26,979
Executive Vice President        1999     233,002     115,407        41,472         16,310
& CFO                           1998     220,000      35,742        26,578              0

---------------
(a) Salary includes base compensation and income recognized in the form of Director fees paid by the Company or its affiliates during the indicated calendar years.

(b) These amounts represent bonuses payable pursuant to the Company's Short Term Incentive Plan (STIP).

(c) Restricted Shares awarded each year are based on the achievement of earnings per share goals and vest over a four year period. The shares Itemized in this column (c) reflect the value of earned shares that have vested in 2000 that are no longer subject to forfeiture under the plan. The restricted stock awarded in 2000 to the Chairman and next four highest paid Executive Officers was forfeited. (See Report of the Compensation Committee on Executive Compensation - Restricted Stock Awards on page 11). The number and value of the total restricted stock holdings as of December 31, 2000 to the persons named above are as follows:

    James A. Risinger 7,306 shares, $188,130; Thomas F. Clayton 2,182 shares, $56,187; Michael R. Hinton 2,182 shares, $56,187; Daryl D. Moore 2,182 shares, $56,187; and John S. Poelker 2,356 shares, $60,667. All of the restricted stock holdings will vest by 2002 but are subject to forfeiture under the Restricted Stock Plan. Dividends are paid only on vested shares.

(d) All Other Compensation includes the following for Messrs. Risinger, Clayton, Hinton, Moore and Poelker for 2000:

    (i) Company contribution to the Employee Stock Ownership Plan of Old National Bancorp of $15,600, $15,300, $15,300, $15,300 and $11,900, for
        each named executive, respectively;

    (ii) Company contribution to the Supplemental Deferred Compensation Plan of $57,247, $19,224, $10,275, $13,270, and $15,079, respectively.

RETIREMENT PLAN

    The Old National Bancorp Employees' Retirement Plan (the "Retirement Plan") is a qualified, defined benefit, non-contributory pension plan covering substantially all employees of the Company and its subsidiaries and affiliates (collectively, "Affiliates") with one or more years of service with the Company or its Affiliates, and with credited service accruing from the date of employment, provided that the employee has not less than 1,000 hours of service (as defined in the plan) during such period.

    The Retirement Plan provides for the payment of monthly benefits in a fixed amount upon attainment of age 65. As a normal form of benefit, each eligible participant is entitled to receive a monthly pension for his or her life based on years of service and "average monthly compensation" (which excludes bonuses). In general, the formula for determining the amount of a participant's monthly pension is average monthly compensation multiplied by 1.45% for the first ten years of service, 1.65% for the next ten years of service, and 1.95% for the next fifteen years of service, less any amount related to Social Security earnings. In general, the amount of the reduction is .59% of average monthly compensation (up to a maximum of 125% of covered compensation) multiplied by all years of service up to 35 years of service. The standard retirement benefit for married participants is payable in the form of a joint and survivor annuity in an amount which is actuarially equivalent to the normal form of benefit. Instead of an annuity, participants may elect to receive a single sum cash settlement upon retirement in an amount which is actuarially equivalent to the participant's normal form of benefit.

    The amount of annual contribution attributable to specific individuals cannot be determined in a meaningful manner. The following table shows the estimated annual pensions payable to eligible employees upon retirement at age
65. The amounts shown do not reflect any reduction related to Social Security earnings or for the survivor benefit features of the Retirement Plan, the application of which would reduce the amount of pension payable.

                             PENSION PLAN TABLE (1)

        FINAL                                      YEARS OF SERVICE
       AVERAGE         -------------------------------------------------------------------------
       SALARY             5        10         15         20         25         30      35 & OVER
---------------------  -------   -------   --------   --------   --------   --------   ---------
$      100,000         $ 7,250   $14,500   $ 22,750   $ 31,000   $ 40,750   $ 50,500   $ 60,250
       150,000          10,875    21,750     34,125     46,500     61,125     75,750     90,375
       200,000          14,500    29,000     45,500     62,000     81,500    101,000    120,500
       250,000          18,125    36,250     56,875     77,500    101,875    126,250    150,625
       300,000          21,750    43,500     68,250     93,000    122,250    151,500    180,750
       350,000          25,375    50,750     79,625    108,500    142,625    176,750    210,875
       400,000          29,000    58,000     91,000    124,000    163,000    202,000    241,000
       450,000          32,625    65,250    102,375    139,500    183,375    227,250    271,125
       500,000          36,250    72,500    113,750    155,000    203,750    252,500    301,250
       550,000          39,875    79,750    125,125    170,500    224,125    277,750    331,375
       600,000          43,500    87,000    136,500    186,000    244,500    303,000    361,500

---------------
(1) The law in effect at December 31, 2000 prohibited the distribution of benefits from the Retirement Plan in excess of $135,000 per year expressed as a straight life annuity. It also prohibited compensation in excess of $170,000 to be used in the computation of the retirement benefit. Both amounts are indexed for inflation.

    2000 base salary figures for the Chairman and the next four most highly compensated Executive Officers of the Company are set forth in column (a) in the Summary Compensation Table on page 13. The credited years of service as of December 31, 2000, for each such Executive Officer are as follows: James A. Risinger -- 22; Michael R. Hinton -- 21; Thomas F. Clayton -- 13; Daryl D. Moore
- 22; and John S. Poelker -- 2.

    For certain employees, in addition to the persons listed in the Summary Compensation Table, whose annual retirement income benefit under the Retirement Plan exceeds the limitations imposed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder (including, among others, the limitation that annual benefits paid under qualified defined benefit pension plans may not exceed $135,000) such excess benefits will be paid from the Company's non-qualified, unfunded, non-contributory supplemental retirement plan.

AGREEMENTS WITH CERTAIN OFFICERS

    The Company has entered into change of control severance agreements with Messrs. James A. Risinger, Thomas F. Clayton, Michael R. Hinton, Daryl D. Moore, and John S. Poelker. Each executive is entitled to benefits under his severance agreement upon any termination of the executive's employment by the Company (except for, and as is more specifically described in each severance agreement, termination for cause, disability, voluntary retirement or death), or upon a termination of employment by the executive under certain circumstances specified in his severance agreement, during the one-year period following a change in control (as defined in the severance agreements) of the Company which occurs during the term of the severance agreement.

    In the event of a termination of employment, the executive will be entitled to receive a lump sum cash payment equal to the aggregate of: his then-effective base salary through the date of termination; all amounts due to the executive under the Company's accrued vacation program through the date of termination; and a certain amount under the Retirement Plan, as specified in his severance agreement. In addition, the Company must pay to the executive in a lump sum cash payment an amount equal to two times the average annual base salary paid to him by the

Company in the three years preceding the date of termination. The severance agreements further require the Company to cause to be vested in each executive's name those awarded but unvested shares held in the executive's account in the Restricted Stock Plan, all amounts due the executive under the Company's Short Term Incentive Plan and to maintain in force for two years following the date of termination all employee welfare plans and programs in which the executive was entitled to participate immediately prior to such termination.

    The change of control severance agreements provide for one year extensions by mutual agreement of the Company and the respective executives. With respect to Messrs. Risinger, Clayton, Hinton, Moore and Poelker, each of their severance agreements was extended by the Board of Directors in 2000 through December 31, 2002.

                   SHAREHOLDER RETURN PERFORMANCE COMPARISONS

    The Company is required to include in this proxy statement a line graph comparing cumulative five-year total shareholder returns for the Company's common stock to cumulative total returns of a broad-based equity market index and a published industry index. The following indexed graph compares the performance of the Company's common stock for the past five years to the Russell 1000 Index and the NASDAQ Bank Index.

                          TOTAL RETURN TO STOCKHOLDERS
                     (ASSUMES $100 INVESTMENT ON 12/29/95)
[PERFORMANCE GRAPH]

                                                    OLD NAT'L BANCORP             RUSSELL 1000                 NASDAQ BANK
                                                    -----------------             ------------                 -----------
12/29/1995                                               100.00                      100.00                      100.00
12/31/1996                                               121.33                      122.11                      129.42
12/31/1997                                               159.81                      161.77                      215.62
12/31/1998                                               197.06                      205.05                      193.50
12/31/1999                                               184.35                      247.97                      182.27
12/29/2000                                               182.00                      226.05                      209.02

    The comparison of shareholder returns (change in December year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on December 29, 1995, in common stock of each of the Company, the Russell 1000 Index and the NASDAQ Bank Index, with investment weighted on the basis of market capitalization.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    The Officers and Directors of the Company are at present, as in the past, customers of one or more of the Company's affiliates and have had and expect in the future to have similar transactions with the affiliates in the ordinary course of business. In addition, some of the Officers and Directors of the Company are at present, as in the past, officers, directors or principal shareholders of corporations which are customers of these affiliates and which have had and expect to have transactions with the affiliates in the ordinary course of business. All such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

    During 2000, the Company paid approximately $1,003,887 for engineering, design and construction services to Industrial Contractors, Inc. in connection with its role as general contractor for renovations to the Old National Bank Tower, renovations to the Operations Center in Evansville, and for work at other Old National Bank branch locations. Alan W. Braun, President of Industrial Contractors Inc., is a Director of the Company.

                    ITEM 2. RATIFICATION OF THE APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

    The Board of Directors proposes the ratification by the shareholders at the Annual Meeting of the appointment of PricewaterhouseCoopers LLP, Chicago, Illinois, as independent accountants for the Company and its affiliates for the fiscal year ending December 31, 2001. Although ratification by the shareholders of the Company's independent accountants is not required, the Company deems it desirable to continue its established practice of submitting such selection to the shareholders. In the event the appointment of PricewaterhouseCoopers LLP, is not ratified by the shareholders, the Board of Directors will consider appointment of other independent accountants for the fiscal year ending December 31, 2001. A representative of PricewaterhouseCoopers LLP, will be present at the Annual Meeting and will have the opportunity to make a statement or respond to any appropriate questions that shareholders may have.

    Effective July 22, 1999, the Board of Directors of the company dismissed Arthur Andersen LLP as its independent public accountants. The Audit Committee of the Board of Directors of the Company approved this action. In connection with the audits of the Company's financial statements of December 31, 1998, and 1997 and for the years then ended and through the period June 30, 1999, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports of financial statements. Arthur Andersen's reports on the Company's financial statements as of December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                           SHAREHOLDER PROPOSALS FOR
                            THE 2002 ANNUAL MEETING

    Proposals submitted by shareholders to be presented at the 2002 Annual Meeting must be received by the Company at its principal executive office no later than November 14, 2001, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Any such proposals should be sent to the attention of the Corporate Secretary of the Company, P.O. Box 718, Evansville, Indiana 47705-0718. If notice of any other shareholder proposal intended to be presented at the 2002 Annual Meeting of shareholders is not received by the Company on or before January 24, 2002, the proxy solicited by the Board of Directors of the Company for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the Company's proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion.

                                 VOTE REQUIRED

    The nominees for election as Directors of the Company named in this proxy statement will be elected by a plurality of the votes cast. Action on the other items or matters to be presented at the Annual Meeting will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions or broker non-votes will not be voted for or against any items or other matters presented at the meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but broker non-votes will not be counted for quorum purposes if the broker has failed to vote as to all matters.

                                 ANNUAL REPORT

    UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER WHO DOES NOT OTHERWISE RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000. ADDRESS ALL REQUESTS TO:

RONALD W. SEIB
VICE PRESIDENT AND CONTROLLER
OLD NATIONAL BANCORP
P. O. BOX 718
EVANSVILLE, INDIANA 47705-0718

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers and persons who beneficially own more than 10 percent of the Company Common Shares to file with the Securities and Exchange Commission reports showing ownership of and changes of ownership in the Company's Common Shares and other equity securities. On the basis of reports and representations submitted by the Company's Directors, Executive Officers, and greater-than-ten-percent owners, the Company believes that all required Section 16(a) filings for fiscal year 2000 were timely made, except that one report filed by David E. Eckerle reporting one sale was inadvertently filed late due to a clerical oversight, and one report filed by Marjorie Soyugenc reporting one purchase was inadvertently filed late due to a clerical oversight.

                                 OTHER MATTERS

    The Board of Directors of the Company does not know of any matters for action by shareholders at the 2001 Annual Meeting other than the matters described in the accompanying Notice of Annual Meeting of shareholders. However, the enclosed proxy will confer upon the named proxies discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named as proxies to vote pursuant to the proxy with respect to such matters in accordance with their best judgment.

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, proxies may be solicited personally by Directors and Officers of the Company and its subsidiaries, by telephone or in person, but such persons will not be specially compensated for their services. No solicitations will be made by specially engaged employees of the Company or other paid solicitors.

    It is important that proxies be returned promptly. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THEIR PROXIES IN ORDER THAT A QUORUM FOR THE MEETING MAY BE ASSURED. You may also vote your proxy by Internet. If you do not vote your proxy by Internet, then it may be mailed in the enclosed envelope, to which no postage need be affixed.

APPENDIX I

                              OLD NATIONAL BANCORP
                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT

    The Audit Committee (the "Committee") of Old National Bancorp (the "Company") will assist the Board of Directors (the "Board") in carrying out its oversight responsibilities, acting in favor of the shareholders and other users of the financial statements. The mission of the Audit Committee is:

    - to oversee the Company's accounting and financial reporting policies and practices and its internal controls;

    - to oversee the quality and objectivity of the Company's financial statements and independent audit process thereof;

    - to review the Company's process for monitoring compliance with laws and regulations and with the code of conduct; and

    - to act as a liaison between the Company's independent accountants and the full Board.

ORGANIZATION

    Size of Committee

    The Committee shall be composed of not less than four independent directors.

    Membership Qualifications

    The members of the Committee shall have the following qualifications:

    - Integrity;

    - Financial literacy; and

    - Inquisitive and independent judgment.

    At least one member of the Committee should have accounting or related financial management expertise.

    The members of the Committee will dedicate a sufficient amount of time and energy to the Committee's activities.

    Independence of members

    The members of the Committee will have no relationship with the Company that might interfere with the exercise of independence.

    Frequency of meetings

    The Committee will meet on a quarterly basis, with additional meetings conducted at the Committee's discretion. One of the meetings should be held immediately prior to the submission of the annual financial statements to the Board for approval. A quorum for the Committee shall consist of at least two members.

    The Committee shall invite such persons that it deems necessary to its meetings.

    The Committee is encouraged to review situations with inside legal counsel and may retain outside legal counsel and other experts, if appropriate and as the circumstances warrant.

    The Committee shall have access to individuals and records, in any form, relevant to its mandate and may authorize special audits, as the circumstances warrant.

    Minutes of proceedings of the Committee meetings shall be maintained.

ROLES AND RESPONSIBILITIES

    The Committee will be responsible for oversight of the Company's:

    - Internal controls;

    - Financial reporting processes;

    - Compliance with laws and regulations;

    - Compliance with the code of conduct;

    - Internal Loan Review Process;

    - Risk Management function; and

    - Independent accountants.

OTHER RESPONSIBILITIES

    - Annually, review and update the charter; receive approval of changes from the Board; and

    - Perform other responsibilities as assigned by the Board or required by the Company's regulators or any other regulatory body.

AUTHORITY

    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants.

    The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities.

FINANCIAL REPORTING

    Annual Financial Statements

    The Committee will review the following with management and the independent accountant:

    - the Company's annual financial statements and related footnotes;

    - the independent accountant's audit of and report on the financial statements;

    - management's handling of proposed audit adjustments identified by the external auditors;

    - the auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures;

    - any serious difficulties or disputes with management encountered during the course of the audit; and

    - other communications required by generally accepted auditing standards.

    Interim Financial Statements

    The Committee will review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

AUDIT COMMITTEE REPORTING

    The Committee will submit a report to the Board quarterly or after each meeting and regularly update the Board about Committee activities and make appropriate recommendations.

    The Committee will include an Audit Committee report in the Corporation's annual proxy statement. In the report, the Committee will state whether the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, and subsequent amendments or successor statements; and (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, and subsequent amendments or successor statements, and discussed with the auditors the auditors' independence.

    The report of the Committee will also include a statement by the Audit Committee whether, based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities Exchange Commission.

    The Committee will also include a copy of the Audit Committee charter as an appendix to the Company's annual proxy statement at least once every three years.

    The Committee will ensure the Company disclose in its annual proxy statement whether the Committee members are "independent" as defined in the applicable listing standards, and disclose certain required information regarding any member of the Committee who is not "independent."

         OLD NATIONAL BANCORP                         PROXY NUMBER
         420 MAIN STREET
         EVANSVILLE, INDIANA 47708                    ACCOUNT NUMBER
--------------------------------------------------------------------------------







Dear Shareholder:

We invite you to attend the Old National Bancorp Annual Meeting of Shareholders. The meeting will be held on Thursday, April 19, 2001, 10:30 a.m., Central Daylight Time, at The Centre, 715 Locust Street, Evansville, Indiana. The events will include an informative presentation about your company's 2000 financial performance, consideration of several business matters and a festive luncheon in honor of our shareholders.


                           DETACH R.S.V.P. CARD HERE.
--------------------------------------------------------------------------------

                         PLEASE RESPOND BY APRIL 5, 2001

         Kindly print your name(s)
                                  ----------------------------------------------

                                   Attend meeting only.
         --------------------------

                                   Attend meeting and luncheon.
         --------------------------

         Please return R.S.V.P. card with your proxy in the enclosed envelope.




                            SIGN AND DATE THIS CARD.
                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------


2. Ratification of the appointment of PricewaterhouseCoopers LLP, as independent accountants of Old National Bancorp and its subsidiaries for the fiscal year ending December 31, 2001.


                                FOR    [ ]     AGAINST   [ ]     ABSTAIN    [ ]


3. The Proxies are hereby granted authority to vote, in their discretion, upon such other business as may properly come before the April 19, 2001 Annual Meeting and any adjournments or postponements thereof.


                                        This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ALL FORMER PROXIES ARE HEREBY REVOKED.


                                        -----------------------   --------------
                                        Signature                          Date

                                        -----------------------   --------------
                                        Signature                          Date

                                        Joint owners should each sign
                                        personally. Trustees, corporate officers and others signing in a representative capacity should indicate the capacity in which they sign.

         OLD NATIONAL BANCORP
         420 MAIN STREET
         EVANSVILLE, INDIANA 47708        THERE ARE TWO WAYS TO VOTE YOUR PROXY.
--------------------------------------------------------------------------------


VOTE BY INTERNET  HTTP://WWW.OLDNATIONAL.COM
Go to the web site address listed above to vote your Proxy 24 hours a day, 7 days a week.

You will be prompted to enter the proxy number and the account number, which are located in the upper right-hand corner on the reverse side of this card. Then follow the simple online instructions.

Note: If voting by Internet, your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. The Internet voting facilities will close at 12:00 p.m. (Central Time Zone) on April 18, 2001.


VOTE BY MAIL
Mark your proxy card. On the reverse side, please sign and date your proxy card, and return it in the postage-paid envelope provided. If you vote by Internet, do not return your proxy card in the mail.








                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                              OLD NATIONAL BANCORP
                                      PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 19, 2001, AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned hereby appoints Stephan E. Weitzel and John A. Witting, and each of them, singly, as proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Old National Bancorp held of record by the undersigned on February 12, 2001, and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2001, and all adjournments or postponements thereof, on the following matters proposed by the Board of Directors of Old National Bancorp.



1.  ELECTION OF DIRECTORS  (Mark only one box below.)
    ---------------------
    01 - David L. Barning             05 - Larry E. Dunigan            09 - Ronald B. Lankford          13 - John N. Royse
    02 - Richard J. Bond              06 - David E. Eckerle            10 - Lucien H. Meis              14 - Marjorie Z. Soyugenc
    03 - Alan W. Braun                07 - Andrew E. Goebel            11 - Louis L. Mervis             15 - Kelly N. Stanley
    04 - Wayne A. Davidson            08 - Phelps L. Lambert           12 - James A. Risinger           16 - Charles D. Storms

[ ] FOR ALL NOMINEES LISTED HEREIN  (except as indicated below)         [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

     Instruction: To withhold authority to vote for any individual nominee, print the number(s) of the nominee(s) on the line provided.
                                                           --------------------

                              OLD NATIONAL BANCORP
                                      PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 19, 2001, AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The SUBMITTING shareholder hereby appoints Stephan E. Weitzel and John A. Witting, and each of them, singly, as proxies of the SUBMITTING shareholder, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Old National Bancorp held of record by the SUBMITTING shareholder on February 12, 2001, and which the SUBMITTING shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2001, and all adjournments or postponements thereof, on the following matters proposed by the Board of Directors of Old National Bancorp.

Select the appropriate vote option next to each proposal. After you have reviewed your vote, press the SUBMIT YOUR VOTE button to record your vote.

1.   Election of Directors
     01 - David L. Barning   07 - Andrew E. Goebel    12 - James A. Risinger
     02 - Richard J. Bond    08 - Phelps L. Lambert   13 - John N. Royse
     03 - Alan W. Braun      09 - Ronald B. Lankford  14 - Marjorie Z. Soyugenc
     04 - Wayne A. Davidson  10 - Lucien H. Meis      15 - Kelly N. Stanley
     05 - Larry E. Dunigan   11 - Louis L. Mervis     16 - Charles D. Storms
     06 - David E. Eckerle

     [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ] FOR ALL NOMINEES LISTED HEREIN (except as indicated below)

     Instruction: To withhold authority to vote for any individual nominee, print the number(s) on the line provided._______________________________

2. Ratification of the appointment of PricewaterhouseCoopers LLP, as independent accountants of Old National Bancorp and its subsidiaries for the fiscal year ending December 31, 2001.
              FOR  [ ]         AGAINST  [ ]          ABSTAIN  [ ]

3. The Proxies are hereby granted authority to vote, in their discretion, upon such other business as may properly come before the April 19, 2001 Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly SUBMITTED, will be voted in the manner directed by the SUBMITTING shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ALL FORMER PROXIES ARE HEREBY REVOKED.

Submit Your Vote.